                                                                   EXHIBIT 10.35
================================================================================




                          CONSTRUCTION LOAN AGREEMENT


                                    BETWEEN


                          INTROGEN THERAPEUTICS, INC.


                                      AND


                                  COMPASS BANK







                           Dated as of July 24, 2000





================================================================================

                               TABLE OF CONTENTS

                                                                             Page

SECTION 1 - DEFINITIONS ......................................................  1
             1.1  Definitions ................................................  1
             1.2  Accounting Terms ........................................... 11
             1.3  Other Terms ................................................ 11
             1.4  References ................................................. 11
             1.5  Sections ................................................... 11
             1.6  Number and Gender .......................................... 12
             1.7  Incorporation of Exhibits .................................. 12
             1.8  Certain Other Matters of Construction ...................... 12

SECTION 2 - CONDITIONS ....................................................... 12
             2.1  Conditions Precedent to the Initial Advance ................ 12
             2.2  Conditions Precedent to Future Advances .................... 14
             2.3  Conditions to Final Advance for Retainage .................. 16

SECTION 3 - THE CONSTRUCTION LOAN ............................................ 18
             3.1  General Information and Purpose ............................ 18
             3.2  Commitment to Lend ......................................... 19
             3.3  Payments ................................................... 19
             3.4  Draw Request ............................................... 19
             3.5  Additional Equity Requirement .............................. 20
             3.6  Construction Advances ...................................... 20
             3.7  Direct Advances ............................................ 20
             3.8  Conditions and Waivers ..................................... 21
             3.9  Funding .................................................... 21
             3.10 Budget ..................................................... 21
             3.11 Execution of M.D. Anderson Lease ........................... 22
             3.12 Tenant Payment ............................................. 22

SECTION 4 - REPRESENTATIONS AND WARRANTIES ................................... 22
             4.1  Representations and Warranties of Borrower ................. 22

SECTION 5 - AFFIRMATIVE COVENANTS ............................................ 26
             5.1  Covenants of Borrower ...................................... 26

SECTION 6 - NEGATIVE COVENANTS ............................................... 30
             6.1  Negative Covenants of Borrower ............................. 30

SECTION 7 - EVENTS OF DEFAULT ................................................ 32
             7.1  Events of Default .......................................... 32

SECTION 8 - RIGHTS AND REMEDIES OF LENDER .................................36
     8.1  Remedies ........................................................36
     8.2  Attorney-in-Fact ................................................37

SECTION 9 - MISCELLANEOUS .................................................38
     9.1  Other Loans .....................................................38
     9.2  No Duty or Special Relationship .................................39
     9.3  Other Remedies Not Required .....................................39
     9.4  NO CONTROL BY LENDER ............................................39
     9.5  No Partnership ..................................................39
     9.6  Representations and Warranties ..................................39
     9.7  Notice ..........................................................40
     9.8  Assignments of Contracts and Plans ..............................40
     9.9  Binding Effect ..................................................41
     9.10 Inconsistencies and Conflicts ...................................41
     9.11 Renewal of Indebtedness .........................................41
     9.12 No Waiver .......................................................41
     9.13 APPLICABLE LAW ..................................................41
     9.14 Amendment .......................................................42
     9.15 Future Advances .................................................42
     9.16 Severability ....................................................42
     9.17 Lender's Discretion .............................................42
     9.18 Entire Agreement ................................................42
     9.19 Counterparts ....................................................42
     9.20 Controlling Agreement ...........................................42
     9.21 Business Loans ..................................................43

                          CONSTRUCTION LOAN AGREEMENT

              THIS CONSTRUCTION LOAN AGREEMENT (this "AGREEMENT") is made and entered into as of this 24th day of July, 2000, by and between INTROGEN THERAPEUTICS, INC., a Delaware corporation ("BORROWER"), and COMPASS BANK, an Alabama state chartered bank ("LENDER").

                                   WITNESSETH:

              In consideration of the mutual covenants and agreements herein contained, Lender and Borrower agree as follows:

                             SECTION 1 - DEFINITIONS

         1.1 Definitions. In addition to the defined terms set forth elsewhere herein, the following terms shall have the meanings set forth below:

         "AFFILIATE" shall mean (a) a corporation the majority of whose outstanding shares are owned (individually or collectively) by (i) Borrower, (ii) any Person identified in this paragraph, (iii) any Subsidiary of Borrower or any Person identified in this paragraph, (iv) the parent corporation of Borrower, or (v) any Subsidiary of Borrower's parent corporation, (b) any joint venture in which Borrower or any Person identified in this paragraph is a joint venturer, (c) any general or limited partnership in which Borrower or any Person identified in this paragraph is a general partner, (d) any limited liability company or limited liability partnership in which Borrower or any Person identified in this paragraph is a member or partner, (e) any shareholder who owns more than ten percent (10%) of the outstanding common stock of Borrower or any other Person identified in this Paragraph, (f) any employee, officer, or director of Borrower or any other Person identified in this Paragraph, and (g) any blood relation of any living Person identified in this Paragraph.

         "AGGREGATE COST" shall have the meaning assigned to such term in
         Section 3.10.

         "AUTHORIZATION LETTER" shall mean the letter dated June 22, 2000, from Borrower to Tenant, together with all prior letters referenced therein, and all supplements, replacements, amendments thereof (but only to the extent that any such supplement, replacement, or amendment is approved in writing by Lender).

         "AUTHORIZED OFFICER" shall mean, as to any Person, any officer of such Person who is duly authorized by the board of directors, or its equivalent, of such Person to execute the Loan Documents or any other documents or certificates to be executed by such Parson hereunder in connection with this Agreement (and the transactions described herein).

         "BORROWER" and "LENDER" shall mean the parties identified above.

         "BUDGET" shall mean the budget and cost itemization for the Project, in form and substance satisfactory to Lender, and provided pursuant to
         Section 2.1 (a)(vii).

         "BUSINESS DAY" shall mean a day, other than Saturday or Sunday, when Lender is open for conducting all of its normal business activities.

         "COMPLIANCE CERTIFICATE" shall mean that certain report in the form of Exhibit "C" attached hereto and made a part hereof for all purposes.

         "CONSTRUCTION LOAN" shall mean the loan by Lender to Borrower, in the maximum amount of up to $3,500,000.00, but not to exceed, in the aggregate, the payment of the costs incident to the Improved Premises as specified in the Budget, as may be modified, renewed, rearranged, increased, and extended from time to time.

         "CONTRACTOR" shall mean J.T. Vaughn Construction Company, Inc., and all other original contractors engaged by Borrower from time to time in connection with the Project.

         "CONVERSION DATE" shall mean the earlier to occur of (a) March 1, 2001, or (b) the later to occur of (i) November 30, 2000, or (ii) the date of the execution and delivery of the M.D. Anderson Lease by Tenant.

         "DEBT" shall mean (a) all items of indebtedness or liability (other than the debt of an Affiliate, capital, surplus, deferred credits and reserves, as such) which in accordance with GAAP would be included in determining total liabilities as shown on the liability side of a balance sheet as of the date as of which indebtedness is to be determined, (b) indebtedness or other liabilities secured by any mortgage, security agreement, pledge, or lien existing on or encumbering property owned by Borrower, whether or not the indebtedness or other liabilities secured thereby shall have been assumed by Borrower, and (c) all indebtedness of any Person (i) which Borrower has directly or indirectly guaranteed, endorsed (otherwise than for collection or deposit in the ordinary course of business), discounted with recourse, agreed (contingently or otherwise) to purchase or repurchase or otherwise acquire, (ii) in respect of which Borrower has agreed to supply or advance funds (whether by way of loan, purchase of securities or capital contribution, through a commitment to pay for property or services regardless of the non-delivery of such property or the non-furnishing of such services or otherwise), or (iii) in respect of which Borrower has otherwise become directly or indirectly liable, contingently or otherwise, whether now existing or hereafter arising.

         "DEFAULT" shall mean any of the events specified in Section 7 of this Agreement, whether or not any requirement for the giving of notice or lapse of time or other condition precedent has been satisfied.

         "DRAW REQUEST" shall have the meaning assigned to such term in Section 3.4.

         "ENVIRONMENTAL COMPLAINT" shall mean any written or oral complaint, order, directive, claim, citation, notice of environmental report or investigation, or other notice by any Governmental Authority or any other Person with respect to (a) air emissions, (b) spills, releases, or discharges to soils, any improvements located thereon, surface water, groundwater, or the sewer, septic, waste treatment, storage, or disposal systems servicing any of the Property, (c) solid or liquid waste disposal, (d) the use, generation, storage, transportation, or disposal of any Hazardous Substance, or (e) other environmental, health, or safety matters affecting any of the Property or the business conducted thereon.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, from time to time, and the rules and regulations promulgated thereunder and the interpretations thereof.

         "EXCUSABLE DELAYS" shall mean unusually adverse weather conditions which have not been taken into account in the construction schedule, fire, earthquake or other acts of God, strike, lockout, acts of public enemy, riot, or insurrection or any unforeseen circumstances or events (except financial circumstances or events or matters which may be resolved by the payment of money) beyond the control of Borrower, not to exceed a total of ten (10) days, provided Borrower shall notify Lender in writing within five (5) days after such occurrence, but no Excusable Delay shall extend the Conversion Date or suspend or abate any obligation of Borrower or any other person to pay any money under this Agreement and the other Loan Documents.

         "EVENT OF DEFAULT" shall mean any of the events specified in Section 7 of this Agreement, provided that any applicable requirements specifically provided for in Section 7 for notice, lapse of time, or otherwise have been satisfied.

         "FINANCIAL STATEMENTS" shall initially mean the financial statements of Borrower, Guarantor, and Tenant, which have been delivered to Lender as a condition precedent to Lender's obligations under and pursuant to this Agreement.

         "GAAP" shall mean generally accepted accounting principles established by the Financial Accounting Standards Board or the American Institute of Certified Public Accountants and in effect in the United States from time to time, applied on a basis consistent with that of the preceding fiscal year of Borrower, reflecting only such changes in accounting principles or practice with which the independent public accountants of Borrower concur.

         "GROUND LEASE" shall mean the Enhanced-Use Lease dated August 25, 1993, between Amelang Partners, Inc., as Lessee, and The United States Department of Veterans Affairs, as amended.

         "GROUND LEASES" shall mean, collectively, the Ground Lease, the Ground Sublease, and the Ground Sub-Sublease.

         "GROUND SUBLEASE" shall mean the Amended and Restated Ground Sublease Agreement effective as of September 24, 1998, from Amelang Partners, Inc., as Lessor, to Borrower, as Lessee (Borrower's obligations thereunder have been assigned to and assumed by Guarantor pursuant to an Assignment and Assumption Agreement dated November 22, 1998).

         "GROUND SUB-SUBLEASE" shall mean the Ground Sub-Sublease dated as of November 23, 1998, from Guarantor, as Lessor, to Borrower, as Lessee.

         "GUARANTOR" shall mean TMX Realty Corporation, a Delaware corporation.

         "GUARANTY" shall mean the Guaranty of even date herewith from Guarantor.

         "GOVERNMENTAL AUTHORITY" shall mean any nation, country, commonwealth, territory, government, state, county, parish, municipality, agency, or other political subdivision and any entity exercising executive, legislative, judicial, regulatory, or administrative functions of or pertaining to government, including, without limitation, any state agencies and Persons responsible in whole or in part for environmental matters in the states in which Borrower is located or otherwise conducting its business activities and the United States Environmental Protection Agency.

         "HAZARDOUS SUBSTANCES" shall mean flammables, explosives, radon, radioactive materials, hazardous wastes, asbestos, urea formaldehyde foam insulation, or any material containing asbestos, polychlorinated biphenyls (PCBs), toxic substances or related materials, petroleum, petroleum products, methane, associated oil or natural gas exploration, production, and development wastes, or any "hazardous substances," "hazardous materials," "hazardous wastes," "toxic substances," or related materials, as defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, the Superfund Amendments and Reauthorization Act, as amended, the Hazardous Materials Transportation Act, as amended, the Resource Conservation and Recovery Act, as amended, the Toxic Substances Control Act, as amended, or any other law or regulation now or hereafter enacted or promulgated by any Governmental Authority.

         "IMPROVED PREMISES" shall mean Suite No. 210, consisting of 11,188 rentable square feet of the Property.

         "INTELLECTUAL PROPERTY" shall mean patents, patent applications, trademarks, tradenames, copyrights, technology, know-how, and processes.

         "LAND" shall mean the property described in Exhibit "A" to the Leasehold Deed of Trust and to the Second Lien Leasehold Deed of Trust.

         "LEASEHOLD DEED OF TRUST" shall mean the Leasehold Deed of Trust (with Security Agreement and Assignment of Rents and Leases) of even date herewith from Borrower for the benefit of Lender, as may be modified and amended from time to time, which shall grant and create a lien against Borrower's leasehold interest in the Property under the Ground Sub-Sublease.

         "LOAN DOCUMENTS" shall mean this Agreement, the Notes, the Security Instruments, the Guaranty, and such other instruments, documents, and agreements evidencing, securing, or pertaining to the loans evidenced by the Notes, which have heretofore been or hereafter are from time to time executed and delivered to Lender by Borrower, or any other Person pursuant to this Agreement (including, without limitation, all documents, agreements, instruments, and estoppels delivered pursuant to
         Section 2.1).

         "MATERIAL ADVERSE CHANGE" shall mean any act, circumstance, or event (including, without limitation, any announcement of action) which (a) causes an Event of Default, (b) otherwise could reasonably be expected to be material and adverse to the financial condition or operations of Borrower, or (c) in any manner could reasonably be expected to materially and adversely affect the validity or enforceability of any Loan Document.

         "MAXIMUM AUTHORIZED AMOUNT" shall mean Tenant's total liability under and as provided for in the Authorization Letter, less interest accruing on that amount under the Real Estate Note.

         "MAXIMUM RATE" shall mean, on any day, the maximum nonusurious rate of interest permitted for that day by whichever of applicable federal or Texas law permits the higher interest rate, stated as a rate per annum. On each day, if any, that the Texas Finance Code, as supplemented by art. 1D.003 of the Texas Credit Title, as it may from time to time be amended (the "TEXAS CREDIT CODE"), establishes the Maximum Rate, the Ceiling Rate shall be the "weekly rate ceiling", as defined in art. 1D.003 for that day. Provided, however, that to the extent permitted by applicable law, Lender reserves the right to change, from time to time by further notice and disclosure to Borrower, the ceiling on which the Maximum Rate is based under art. 1D.003; and, provided further, that the "highest non-usurious rate of interest permitted by applicable law" for purposes of this Agreement shall not be limited to the applicable rate ceiling under art. 1D.003 if federal laws or other state laws now or hereafter in effect and applicable to this Agreement (and the interest contracted for, charged and collected thereunder) shall permit a higher rate of interest.

         "M.D. ANDERSON LEASE" shall mean the Lease Agreement to be entered into by and between Borrower, as landlord, and Tenant, covering the Improved Premises.

         "NOTES" shall mean the Real Estate Note and any other note heretofore or hereafter executed and delivered by Borrower to Lender, together with all renewals, increases, replacements, extensions, modifications, and rearrangements of any of the foregoing, as may be entered into from time to time by Borrower and Lender.

         "OBLIGATIONS" shall mean all indebtedness, obligations, and liabilities of Borrower to Lender of every nature and description, now or hereafter existing or arising, whether such indebtedness is direct or indirect, primary or secondary, fixed or contingent or arises out of or is evidenced by a promissory note, deed of trust, security agreement, open account, overdraft, endorsement, surety agreement, guaranty, or otherwise, including, without limitation, all such obligations, liabilities, and indebtedness of Borrower to Lender under or in connection with the Loan Documents. Obligations shall include all renewals, extensions and rearrangements of any of the above described obligations and indebtedness.

         "OSHA" shall mean the Occupational Safety and Health Act and all rules and regulations from time to time promulgated thereunder and all amendments thereof and thereto.

         "PERMITTED CHANGES" shall mean a nonmaterial change to the plans and specifications or Tenant Improvements, which does not significantly change or alter the character of the Project.

         "PERSON" shall mean any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization, government or any agency or political subdivision thereof, or any other form of entity.

         "PLAN" shall mean an employee benefit plan of Borrower subject to ERISA.

         "PROJECT" shall mean the construction of the Tenant Improvements.

         "PROPERTY" shall mean, collectively, the Land, the buildings and other improvements on or about the Land, and all other property constituting the "Mortgaged Property," as described in the Leasehold Deed of Trust and/or the Second Lien Leasehold Deed of Trust, or subject to a right, lien or security interest to secure the Real Estate Note pursuant to any other Loan Document.

         "REAL ESTATE NOTE" shall mean that certain promissory note of Borrower, of even date herewith, in the maximum amount of $3,500,000.00, payable to the order of Lender, and any and all renewals, extensions, modifications, replacements, substitutions, increases, and rearrangements thereof.

         "RELEASE OF HAZARDOUS SUBSTANCES" shall mean any emission, spill, release, leak, disposal, or discharge, except in accordance with a valid permit, license, certificate, or approval of the relevant Governmental Authority, of any Hazardous Substance into or upon (a) the air, (b) soils or any improvements located thereon, (c) surface water or groundwater, or (d) the sewer or septic system, or the waste treatment, storage, or disposal system servicing any of the Property.

         "REPORTABLE EVENT" shall mean a reportable event as defined by ERISA.

         "REQUIRED LAND DUE DILIGENCE" shall mean the following items:

                  (a) a current title commitment for a leasehold mortgagee's policy of title insurance for Borrower's leasehold interest in the Property, issued by a company acceptable to Lender on the Texas ALTA form, together with copies of all documents referenced therein, and payment of the premium charged with respect thereto for the issuance of Leasehold Mortgagee's Title Insurance Policy, in the amount of the Real Estate Note;

                  (b) a completed Environmental Site Questionnaire for the Property, on a form provided by Lender, together with such additional environmental site assessments and other environmental due diligence as required by Lender;

                  (c) a survey of the Property, prepared in a manner satisfactory to Lender;

                  (d) the identity of each Contractor and the construction contract entered into by that Contractor and Borrower;

                  (e) the agreement entered into by Borrower with the Project's architect with respect to the Tenant Improvements;

                  (f) an appraisal of the Property and/or of the Improved Premises performed in a manner and scope satisfactory to Lender;

                  (g) evidence of all hazard, fire, liability, builders risk, and other insurance required by this Agreement, the Deed of Trust, and otherwise required by Lender;

                  (h) the plans and specifications for the Tenant Improvements;

                  (i) the Budget and total cost breakdown for the Tenant Improvements;

                  (j) the construction and draw schedule for the Tenant Improvements;

                  (k) each of the Ground Leases and all modifications thereof and amendments thereto, together with all documents and instruments referenced therein;

                  (l) the M.D. Anderson Lease and all documents and instruments issued pursuant thereto;

                  (m) an Affidavit of No Liens, in which a representative of Borrower swears and acknowledges that no work has been performed on the Improved Premises or materials supplied or specially fabricated for delivery to the Improved Premises, which has not been paid for in full, together with any waivers of lien to date required by Lender, each in a form acceptable to Lender;

                  (n) if and to the extent required by Lender, proof in form and substance satisfactory to Lender that the required permits, building and otherwise, and authorizations from all appropriate Governmental Authorities necessary or required in connection with the construction of the Tenant Improvements, together with copies of all other required governmental permits;

                  (o) certificates or other satisfactory evidence (i) of the identity of all taxing authorities and utility districts (or similar authorities) having jurisdiction over the Property; and (ii) that all taxes, standby fees and any other similar charges which could create a lien on the particular property or any part thereof have been paid to the extent due and payable;

                  (p) evidence of compliance of the Property and the Improved Premises (and the construction of Tenant Improvements) with all applicable Requirements of Law; and

                  (q) such other documents and certificates as Lender may reasonably request in connection with the transactions contemplated in this Agreement.

         "REQUIREMENT OF LAW" shall mean, as to any Person, the certificate or articles of incorporation and by-laws or other organizational or governing documents of such Person, and any applicable law, treaty, ordinance, order, judgment, rule, decree, regulation, or determination of an arbitrator, court, or other Governmental Authority, including, without limitation, rules, decrees, judgments, regulations, orders, and requirements for permits, licenses, registrations, approvals, or authorizations (and any authoritative interpretation of any of the foregoing), in each case as such now exist or may be hereafter amended and are applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

         "RETAINAGE" shall mean, an amount equal to the sum of the aggregate of all amounts required to be retained by Borrower in accordance with
         Section 53.101, and such other applicable Sections, of the Texas Property Code in order to secure, for purposes of the Texas Property Code, the payment of artisans and mechanics who perform labor or service and the payment of any and all other persons who furnish material, material and labor, or specifically fabricated material for any contractor, subcontractor, agent, or receiver the construction of the Tenant Improvements.

         "RIVERWAY" shall mean Riverway Bank.

         "RIVERWAY CONSTRUCTION LOAN AGREEMENT" shall mean the Construction Loan Agreement dated November 23, 1998, between Riverway and Guarantor.

         "SECOND LIEN LEASEHOLD DEED OF TRUST" shall mean the Second Lien Leasehold Deed of Trust (with Security Agreement and Assignment of Rents and Leases) of even date herewith from Borrower for the benefit of Lender, as may be modified and amended from time to time, which shall grant and create a line against Borrower's leasehold interest in the Property under the Ground Sublease.

         "SECURITY INSTRUMENTS" shall mean the Leasehold Deed of Trust, the Second Lien Leasehold Deed of Trust, and any and all other heretofore and hereafter existing security and other agreements which create or grant a lien or security interest as security for any of the Notes or other Obligations.

         "SUBSIDIARY" shall mean, as to any Person, a corporation of which shares of stock having ordinary voting power (other than stock having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person.

         "TENANT" shall mean the Board of Regents of the University of Texas System, for the use and benefit of the University of Texas M.D. Anderson Cancer Center.

         "TENANT IMPROVEMENTS" shall mean all tenant improvements to the Improved Premises, to be constructed in accordance with the plans and specifications described in and as provided for in the M.D. Anderson Lease.

         "UNENCUMBERED LIQUIDITY" shall mean the following types of assets, but only to the extent such assets have not been pledged, mortgaged, hypothecated, sold, or are subject to any conditional sale or pledge agreement, or are in any way subject to a claim of any third party (it being agreed, for purposes of clarification, that any assets of Borrower now or hereafter pledged to Lender are not Unencumbered Liquidity for purposes of this Agreement): marketable securities which have been issued by the federal government or an agency of the federal government; marketable securities which constitute debt and other obligations of a state or municipality and which are rated by a recognized rating system in the industry as A or higher; marketable securities which are bonds and other debt instruments issued by corporate entities which are nonconvertible and which are rated by a recognized rating system in the industry as AA or higher; marketable securities which are publicly traded on a nationally recognized domestic stock exchange; and cash and cash equivalents. The value of the Unencumbered Liquidity shall be based upon the daily closing price reported on such exchanges or other markets on which the particular securities are traded.

         1.2 Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP consistent with such principles. In the event that changes in GAAP shall be mandated by the Financial Accounting Standards Board and/or the American Institute of Certified Public Accountants or any similar accounting body of comparable standing, or shall be recommended by Borrower's certified public accountants, to the extent that such changes would modify such accounting terms or the interpretation or computation thereof as contemplated by this Agreement at the time of execution hereof, then in such event, such changes shall be followed in defining such accounting terms only after Lender and Borrower amend this Agreement to reflect the original intent of such terms in light of such changes, and such terms shall continue to be applied and interpreted without such change until such agreement.

         1.3 Other Terms. All other terms contained in this Agreement shall have, when the context so indicates, the meanings provided for in the Uniform Commercial Code, as adopted in Texas, to the extent the same are used or defined therein.

         1.4 References. References in this Agreement to Section or Exhibit numbers shall be to Sections and Exhibits of this Agreement, unless expressly stated to the contrary. References in this Agreement to "hereby," "herein," "hereinabove," "hereinafter," "hereinbelow," "hereof," and "hereunder" shall be to this Agreement in its entirety and not only to the particular Section or
Exhibit in which such reference appears.

         1.5 Sections. This Agreement, for convenience only, has been divided into Sections; and it is understood that the rights and other legal relations of the parties hereto shall be determined from this instrument as an entirety and without regard to the aforesaid division into Sections and without regard to headings prefixed to such Sections.

         1.6 Number and Gender. Whenever the context requires, reference herein made to the single number shall be understood to include the plural; and likewise, the plural shall be understood to include the singular. Definitions of terms defined in the singular or plural shall be equally applicable to the plural or singular, as the case may be, unless otherwise indicated. Words denoting sex shall be construed to include the masculine, feminine and neuter, when such construction is appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative.

         1.7 Incorporation of Exhibits. The Exhibits attached to this Agreement are incorporated herein and shall be considered a part of this Agreement for all purposes.

         1.8 Certain Other Matters of Construction. All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations. All references to any instruments or agreements, including, without limitation, references to any of the Loan Documents, shall include any and all modifications or amendments thereto and any and all extensions or renewals thereof. All references herein to the knowledge of Borrower shall mean actual or constructive knowledge of any officer, employee, agent, or other representative of Borrower. Current, for purposes of this Agreement, shall mean within 30 days from the applicable date. Knowledge, for purposes of this Agreement, shall mean actual and constructive knowledge. The term "or," when used herein in a sequence, shall be interpreted as "and/or."

                             SECTION 2 - CONDITIONS

         2.1 Conditions Precedent to the Initial Advance. The obligations of Lender under this Agreement, including, without limitation, the obligation to make the first advance under this Agreement, are subject to the full, complete, and timely satisfaction of each of the following conditions precedent:

                  (a) Lender shall have received and approved each of the following:

                           (i) the Loan Documents, each executed by an
                  Authorized Person of Borrower, Guarantor, or such other necessary person;

                           (ii) a commitment fee in the amount of $18,000.00 as
                  independent consideration for Lender's commitment to make the Construction Loan;

                           (iii) evidence of the existence, good standing,
                  authority, and capacity of Borrower and Guarantor, to execute, deliver, and perform the Loan Documents executed by each of them, including, but not limited to: (x) a copy of Borrower's and Guarantor's organizational documents, and all amendments thereto; (y) certificates of existence, good standing and qualification to do business in the state of its creation and if different, in the state where the Property is located, issued by the appropriate governmental officials; and (z) all certificates, resolutions, and consents required by Lender applicable to the foregoing;

                           (iv) a copy of the fully executed Authorization
                  Letter, and designation of Lender to receive all amounts due Borrower under and with respect to the Authorization Letter, together with evidence that Michael J. Best is authorized to execute the Authorization Letter;

                           (v) an Estoppel Certificate from Amelang Partners,
                  Inc., agreeing and certifying to, among other things, that the Ground Sublease is in full force and effect and providing Lender with a right to cure default by the lessee thereunder;

                           (vi) an Estoppel Certificate from the United States
                  Department of Veterans Affairs, agreeing and certifying to, among other things, that the Ground Lease is in full force and effect as providing Lender with a right to cure default by the lessee thereunder;

                           (vii) an Intercreditor Agreement between Riverway and
                  Lender, wherein each party recognizes their respective rights and priorities with respect to the Property and the Improved Premises;

                           (viii) reimbursement to Lender for its fees, costs,
                  and expenses incurred in connection with the loan transaction described in this Agreement; provided that Lender's attorneys' fees shall not exceed $15,000.00 unless Borrower has consented in writing to such increased amount;

                           (ix) the Required Land Due Diligence; and

                           (x) a certificate or certificates of a reporting
                  service acceptable to Lender, reflecting the results of searches made not earlier than ten (10) days prior to the date of this Agreement of the central and local Uniform Commercial Code records, showing no filings against any of the collateral for the Construction Loan or against Borrower, or otherwise;

                  (b) No Material Adverse Change shall have occurred in the sole reasonable opinion of Lender;

                  (c) The representations and warranties contained in Section 4 hereof shall (except as affected by the transactions contemplated by this Agreement) be true and unbreached and no Event of Default shall have occurred and be continuing or will have occurred at the completion of the making of the initial advance;

                  (d) All legal matters incident to the consummation of the transactions contemplated under this Agreement shall be satisfactory to Messrs. Gardere Wynne Sewell & Riggs, L.L.P. special counsel for Lender; and

                  (e) Lender shall have received, in addition to the items set forth elsewhere in this Section, all other instruments and agreements reasonably required by Lender, including, without limitation, all agreements and instruments necessary to give Lender a first and prior perfected security interest and/or lien in and to the assets of Borrower used as collateral and security for the Notes.

         2.2 Conditions Precedent to Future Advances. The obligation of the Lender under this Agreement to make any advances after the date of this Agreement under the Real Estate Note, in accordance with the terms and provisions of Section 3 of this Agreement, is subject to the full and complete satisfaction of each of the following conditions precedent (as applicable) as of the date of each such advance or payment:

                  (a) All conditions precedent to the first advance listed in
         Section 2.1 have been and continue to be satisfied (including, without limitation, any and all such conditions which have been waived in whole or in part by Lender in connection with the first advance or any subsequent advance unless such wavier expressly applies to future advances);

                  (b) No Event of Default or any event which, with the giving of notice or the lapse of time, or both, could become an Event of Default exists;

                  (c) The representations and warranties made in the Loan Documents shall be true and correct on and as of the date of each advance;

                  (d) Each of the following conditions (in addition to subsections (a), (b), and (c) of this Section 2.2) shall have been fully and completely satisfied:

                           (i) Lender shall have received a Draw Request
                  provided in accordance with Section 3.4;

                           (ii) Lender shall have been furnished with, and
                  approved, fully executed counterparts, as appropriate, of a Waiver of Lien to Date, in the form of Exhibit "B", from each Contractor and subcontractor and other Persons providing work to and with respect to the Project;

                           (iii) If and to the extent required by Lender, Lender
                  shall have been furnished evidence that Borrower and all other required Persons have jointly executed and filed an Affidavit of Commencement, in a form satisfactory to Lender, with the county clerk of the county in which the Property is located not later than the 30th day after the date of actual commencement of construction of the particular project or delivery of materials to the Improved Premises. Such affidavit shall contain the information required by Section 53.124(c) of the Texas Property Code, shall not be filed prior to approval thereof in writing by Lender, and shall in no event be filed showing a date of commencement of construction or delivery of materials which is prior to the date of filing the applicable deed of trust with the county clerk of the county where the Property is located;

                           (iv) Lender shall have received a satisfactory down
                  date endorsement ("DOWN DATE ENDORSEMENT") to its leasehold mortgagee's policy which Down Date Endorsement shall (x) extend the effective date of the leasehold mortgagee's policy issued in connection with the Property to the date of the requested construction advance and show that since the effective date of the interim construction binder policy (or the effective date of the last such Down Date Endorsement, if any) there has been no change in the status of the title to the Property and no new encumbrances thereon, and (y) state the amount of coverage then committed under the interim construction binder (which shall be the total of all advances of the Real Estate Note including the disbursement which is made concurrently with the Down Date Endorsement);

                           (v) No mechanic's or materialmen's lien claim or
                  other encumbrance shall have been filed and be in effect against the Improved Premises or any other part of the Property, except such liens and encumbrances which are listed on Exhibit "B" to the Leasehold Deed of Trust;

                           (vi) With respect to any advance for hard costs, an
                  AIA Document G-702 and G-703 (1992 Edition), executed by all applicable parties;

                           (vii) Lender (through its authorized third party
                  representative) shall have inspected the Improved Premises to confirm all items subject to the requested advance have been performed and delivered, and Borrower shall have reimbursed Lender for all costs and expenses related to such inspection;

                           (viii) Borrower shall have delivered to Lender
                  evidence that construction is proceeding in a manner to assure completion of the Project by the Conversion Date;

                           (ix) The Tenant Improvements shall not have been
                  damaged by fire or other casualty or, in such event, if permitted under the terms and provisions of this Agreement and the Deed of Trust, the Tenant Improvements shall not have been fully repaired and restored, or be in the process of being fully repaired and restored, to the state of completion achieved immediately before the casualty;

                           (x) Borrower shall have delivered to Lender such
                  other information, documents, legal opinions, schedules, affidavits, statements, invoices, bills and other supporting documentation and material required by this Agreement, or otherwise required by Lender to substantiate any of the matters necessary to qualify for the advance; and

                           (xi) All of the terms and provisions of Section 3
                  (including, without limitation, Sections 3.4 or 3.5) shall be fully and completely satisfied or waived in writing by Lender.

         2.3 Conditions to Final Advance for Retainage. The loan proceeds are to be disbursed under this Agreement subject to a holdback for an amount equal to the sum of the Retainage. Lender shall not be obligated to make the final advance of loan proceeds under this Agreement to pay Retainage until all of the following conditions have been fully satisfied (with proof thereof being furnished in form and sufficiency to Lender):

                  (a) Thirty-one (31) days have elapsed after the later of (i) "completion" of the Tenant Improvements, as defined in and required by
         Section 53.106 of the Texas Property Code, or (ii) the date of filing with the county clerk of the county where the Property is located of an Affidavit of Completion (the "AFFIDAVIT OF COMPLETION"), executed by Borrower and all other requisite persons, in a form satisfactory to Lender, or (iii) the date Borrower has otherwise fully and completely satisfied the requirements of Section 53.106 of the Texas Property Code, including, without limitation, providing a copy of any such affidavit to all parties, and within the time periods, required by such Section 53.106.

                  (b) Lender shall be furnished with, and shall have approved, fully executed counterparts, as appropriate, of the following:

                           (i) As required by Lender, evidence that all
                  applicable Requirements of Law have been satisfied, including, without limitation, (x) receipt by Borrower of all necessary governmental permits and other licenses, certificates, and permits with respect to the completion, use, occupancy, and operation of the improvements, together with evidence, satisfactory to Lender that such licenses, certificates, and permits are in full force and effect and have not been revoked, canceled, or modified, it being specifically agreed that Lender shall have received a certified copy of the final Certificate of Occupancy, issued by the requisite municipal authority, evidencing the legal occupancy of the particular property, which must be unqualified and unconditional, and (y) such evidence as Lender may request to show that the improvements and their use comply fully with any and all applicable zoning, subdivision, building, and environmental requirements (such evidence shall include, without limitation, material to establish that the number of parking spaces available on the particular property is sufficient to comply with all codes and ordinances then applicable, or other appropriate Governmental Authority and that all fire systems in the improvements are installed, operational, and sufficient to comply with such codes and ordinances of the appropriate Governmental Authority);

                           (ii) The Affidavit of Completion, executed by
                  Borrower and such other requisite Persons, on a form satisfactory to Lender, and filed with the county clerk of the county in which the Property is located;

                           (iii) An affidavit of bills paid, in a form
                  acceptable to Lender, executed by Borrower and such other Persons who have supplied materials or labor as Lender may require to satisfy itself that the construction of the Tenant Improvements have been completed lien-free and that the costs of all materials furnished and labor performed in connection with such construction have been paid in full;

                           (iv) an endorsement to Lender's leasehold
                  mortgagee's policy of title insurance, acknowledging completion of construction of the Tenant Improvements in compliance with all applicable matters of public record, and removing any exception for filed or unfiled mechanics' or materialmen's liens, other exceptions relating to "completion of improvements and pending disbursements," "survey exceptions," and as otherwise required by Lender;

                           (v) If required by Lender, a complete inventory,
                  certified by an Authorized Officer of Borrower, of the personal property constituting Mortgaged Property (as that term is defined in the Leasehold Deed of Trust) furnishings, fixtures, and equipment owned or leased by Borrower and used in the operation of the Tenant Improvements with leased items, if any, designated as such;

                           (vi) Evidence (which may be a written certification
                  from the project's architect on the form of AIA Document G-704) that the Tenant Improvements have been constructed in accordance with the plans and specifications and the M.D. Anderson Lease (and Tenant shall have accepted and occupied the Improved Premises);

                           (vii) If required by Lender, a complete set of "as
                  built" plans and specifications for the Tenant Improvements;

                           (viii) Such evidence as Lender may request to show
                  that there are no outstanding and unpaid conditional sales contracts or indebtedness secured by security agreements and financing statements upon the improvements relating to the particular project or any of the personal property covered by any Loan Document; and

                           (ix) Such other evidence or information concerning
                  completion as Lender shall reasonably require.

                  (c) No Default or Event of Default shall have occurred and be continuing.

                  (d) All of the conditions listed in this Section shall be fully and completely satisfied by the Conversion Date.

                        SECTION 3 - THE CONSTRUCTION LOAN

         3.1 General Information and Purpose. The proceeds of the Construction Loan shall be used by Borrower only to pay the cost of the construction of the Tenant Improvements, and other costs regarding the Property if and to the extent that such costs are specifically provided for in the Budget. The Loan Documents, which must be in form, detail, and substance satisfactory to Lender, evidence the agreements of Borrower and Lender with respect to the Construction Loan. Borrower shall comply with all Loan Documents.

         3.2 Commitment to Lend. Lender agrees to make the Construction Loan to Borrower in advances subject to and in accordance with the conditions set forth in Article 2 hereof, and the other terms and conditions of this Agreement. Lender's commitment to make advances hereunder shall expire and terminate
(i) automatically on the Conversion Date; (ii) automatically if the Construction Loan is prepaid in full; and (iii) at Lender's option upon the occurrence of an Event of Default. The Construction Loan is not revolving. An amount repaid may not be reborrowed. On the Conversion Date, provided that each of the conditions to the final advance for Retainage listed in Section 2.3 is then fully satisfied or waived in writing by Lender, the Construction Loan shall automatically convert into a nonadvancing term loan which shall be due and payable in accordance with the terms and provisions of the Real Estate Note and Sections 3.3 and 3.12. Notwithstanding the foregoing, or anything else to the contrary herein, unless and until Lender has required and approved a fully executed counterpart of the M.D. Anderson Lease, Lender shall not be required or committed to fund more than the Maximum Authorized Amount under or with respect to the Construction Loan.

         3.3 Payments. All payments made by Borrower under this Agreement or the Notes, or the other Loan Documents, shall be in federal or other immediately available funds, not later than 2:00 p.m., Houston time, on the date that such payment is required to be made, to Lender at 5800 North Mopac, Austin, Texas 78731, as such other address required by Lender. If the date for any payment due under the Loan Documents falls on a day which is not a Business Day, such payment date shall be deemed to have fallen on the next following Business Day.

         3.4 Draw Request. A "DRAW REQUEST" shall mean a properly completed and executed written application by Borrower to Lender, and authorized by M.D. Anderson, in the form of Exhibit "A" (or in another form approved by Lender) setting forth the amount of Construction Loan proceeds desired, together with such schedules, affidavits, releases, waivers, statements, invoices, bills, and other documents, certificates and information required by Lender. At least five
(5) Business Days before the requested date of each advance, Borrower shall deliver a Draw Request to Lender. Borrower shall be entitled to an advance only in an amount approved by Lender in accordance with the terms of this Agreement and the Loan Documents (which in any event shall be net of Retainage). Lender shall not be required to make advances more frequently than one time each calendar month. Lender shall, only upon the satisfaction of all applicable conditions of this Agreement and the Loan Documents, make the requested advance to Borrower on a business day within five (5) Business Days after such satisfaction. Each Draw Request, and Borrower's acceptance of any advance, shall be deemed to ratify and confirm that all representations and warranties in the

Loan Documents remain true and correct as of the date of the Draw Request and the advance, respectively.

         3.5 Additional Equity Requirement. If, at any time, Lender determines that the sum of (a) the unadvanced portion of the Construction Loan to which Borrower is entitled, plus (b) the amount of the Aggregate Costs which are scheduled to be paid by Borrower from other funds which are available, set aside and committed, to Lender's satisfaction, is or will be insufficient to pay the unpaid actual Aggregate Cost, Borrower shall, within seven (7) days after written notice from Lender, deposit with Lender the amount of the deficiency as "ADDITIONAL EQUITY". The interest earned on the Additional Equity shall be part of the Additional Equity. The Additional Equity is hereby pledged as additional collateral on the Construction Loan, and Borrower hereby grants and conveys to Lender a security interest in all funds so deposited with Lender, as additional collateral on the Construction Loan.

         3.6 Construction Advances. All advances of the Construction Loan made hereunder pursuant to a Draw Request shall be made by Lender first from Additional Equity, to the extent thereof, and then from amounts advanced by Lender from the proceeds of the Construction Loan in accordance with the terms and conditions of the Real Estate Note and this Agreement. Borrower shall disburse all advances made to Borrower, whether from Additional Equity or otherwise, for payments of the costs and expenses specified in the Budget for which the advances were made, and for no other purpose. Following receipt and approval of a Draw Request, all supporting documentation and information, and the satisfaction of the other terms of Section 2.2, Lender will determine the amount of the advance it will make in accordance with this Agreement, the Loan Documents, and the Budget (which in any event shall be net of Retainage).

         3.7 Direct Advances. Borrower hereby irrevocably authorizes Lender (but Lender shall have no obligation) to (a) advance Construction Loan funds directly to itself, whether such funds are taken from Additional Equity or otherwise, to pay interest due on the Construction Loan, and (b) advance and directly apply the proceeds of any advance (whether from Additional Equity or otherwise) to the satisfaction of any of Borrower's obligations under any of the Loan Documents, even though Borrower did not include that amount in a Draw Request and/or no Event of Default exists. Each such direct advance (except for application of Additional Equity) shall be added to the outstanding principal balance of the Construction Loan and shall be secured by the Loan Documents. Unless Borrower pays such interest from other resources, Lender may advance Construction Loan funds and apply Additional Equity pursuant to this Section for interest payments as and when due. Nothing contained in this Agreement shall be construed to permit Borrower to defer payment of interest on the Construction Loan beyond the date(s) due. This Section shall not affect Borrower's absolute obligation to pay the same in accordance with the Loan Documents. Lender may hold, use, disburse, and apply the Construction Loan and Additional Equity for payment of any other obligation of Borrower under the Loan

Documents. Borrower hereby assigns and pledges the proceeds of the Construction Loan and any Additional Equity to Lender for such purposes. Lender may advance and incur such expenses as Lender deems necessary for the completion of the Tenant Improvements and to preserve the Property, any Ground Lease, and any security for the Construction Loan, and such expenses, even though in excess of the amount of the Construction Loan, shall be secured by the Loan Documents and shall be payable to Lender on demand. Lender may disburse any portion of any advance at any time, and from time to time, to persons other than Borrower for the purposes specified in this Section and the amount of advances to which Borrower shall thereafter be entitled shall be correspondingly reduced.

         3.8 Conditions and Waivers. All conditions precedent to the obligation of Lender to make any advance of the Construction Loan are imposed hereby solely for the benefit of Lender, and no other party may require satisfaction of any such condition precedent or be entitled to assume that Lender will refuse to make any advance in the absence of strict compliance with such conditions precedent. Any requirement of this Agreement may be waived, in whole or in part, in a specific written waiver intended for that purpose and signed by Lender. Lender shall have the right to approve and verify the periodic progress, costs incurred by Borrower, and the estimated costs remaining to be incurred. No advance shall constitute an approval or acceptance by Lender of any construction work, a waiver of any condition precedent to any further advance, or preclude Lender from thereafter declaring the failure of Borrower to satisfy such condition precedent to be an Event of Default. Unless a written waiver expressly states otherwise, no waiver by Lender of any condition precedent or obligation shall preclude Lender from requiring such condition or obligation to be met prior to making any other advance or from thereafter declaring the failure to satisfy such condition or obligation to be an Event of Default.

         3.9 Funding. Advances of the Construction Loan shall be made at Borrower's option, by wire transfer or check payment to Borrower, or by direct or joint check payment to any or all persons entitled to payment for work or services performed or material furnished in connection with the Project or the Construction Loan. Lender shall not be required to, and has no responsibility to, supervise the proper application or distribution of funds to third parties.

         3.10 Budget. The Budget has been prepared by Borrower and Borrower represents to Lender that it includes all costs and expenses (the "AGGREGATE COST") incident to the Construction Loan and the Project, through the maturity date of the Construction Loan, after taking into account the requirements of this Agreement. Lender shall not be required to (a) make any advance for any cost not set forth in the Budget, (b) make any advance for any line item in the Budget that, when added to all prior advances for that line item, would exceed the lesser of (i) the actual cost incurred by Borrower for such line item or
(ii) the sum allocated in the Budget for that line item, (c) make any advance for any contingency line item unless Lender consents to such advance in its sole discretion or (d) make any advance for interest on the Construction

Loan after commencement of operations in the Tenant Improvements if and to the extent that there is sufficient net operating income from the Property to cover any such advances. Lender may make advances allocated to line items in the Budget for other purposes or in different proportions as Lender in its sole discretion deems necessary or advisable.

         3.11 Execution of M.D. Anderson Lease. Prior to the earlier to occur of
(a) the Conversion Date, or (b) the date which Lender has advanced the Maximum Authorized Amount under the Real Estate Note, Borrower shall have provided to Lender (on forms acceptable to Lender) a fully executed counterpart of the M.D. Anderson Lease and a Subordination, Non-Disturbance and Attornment Agreement from Tenant to Lender.

         3.12 Tenant Payment. Borrower shall cause Tenant to pay all amounts due under the M.D. Anderson Lease directly to an account of Borrower located at Lender. Upon deposit thereof, Lender shall, and is hereby authorized by Borrower to, apply all such payments to the Real Estate Note and other Obligations in such order and manner as determined by Lender.

                   SECTION 4 - REPRESENTATIONS AND WARRANTIES

         4.1 Representations and Warranties of Borrower. Borrower represents and warrants to Lender (which representations and warranties are made in addition to the warranties and representations made in the Security Instruments and will survive the delivery of this Agreement) that:

                  (a) Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has full power and authority to consummate the transactions contemplated in this Agreement. Borrower has the power to own its properties and carry on its business as it is now being conducted, and is duly authorized to do business and is in good standing in the State of Texas and in every other jurisdiction where qualification is necessary. Borrower is duly authorized and empowered to create, issue, execute, and deliver the Loan Documents, and all action on its part requisite for the due creation, issuance, and delivery of the Loan Documents has been duly and effectively taken. The Loan Documents do not violate any provision of Borrower's organizational documents, or any contract, agreement, law or regulation to which Borrower is subject, and do not require the consent or approval of any Governmental Authority;

                  (b) Borrower is not in default in the performance, observance, or fulfillment of any of the obligations, covenants, or conditions contained in any agreement or instrument to which it is a party, or in default under or in violation of any law, order, regulation or demand of any Governmental Authority, which default or violation might have consequences which would materially and adversely affect the business or properties of Borrower;

                  (c) The Financial Statements are complete and correct in all material respects, have been prepared in accordance with GAAP, and fully and accurately reflect the financial condition and results of the operations of Borrower as of the date and for the period stated in all material respects. No Material Adverse Change has occurred in the condition, financial or otherwise, of Borrower since the date of the Financial Statements;

                  (d) Borrower has not made investments in, advances to, or guaranties of the obligations of any Person, except as disclosed by the Financial Statements;

                  (e) Except for liabilities as previously disclosed to Lender in the Financial Statements and other liabilities incurred since that date in the normal course of business, Borrower does not have any material liabilities, direct or contingent. There is no litigation, administrative proceeding, investigation, or other action of any nature pending or, to the knowledge of Borrower, threatened against Borrower before any court or administrative agency which involves the possibility of any judgment or liability which is likely to materially and adversely affect the business or the assets of Borrower or the right of Borrower to carry on business as now conducted. To the best of Borrower's knowledge and belief, no unusual or unduly burdensome restriction, restraint or hazard exists by contract, law, governmental regulation or otherwise relative to the business or assets of Borrower;

                  (f) Borrower has good and indefeasible title to its leasehold interest in the real property assets pledged by it pursuant to the Security Instruments and has good and marketable title to its personal property assets pledged by it pursuant to the Security Instruments, free and clear of all security interests, liens, and encumbrances, except for (i) liens, security interests, and/or claims on such assets as provided in Exhibit "B" to the Leasehold Deed of Trust and as otherwise disclosed to and approved by Lender in writing; and (ii) restrictions, rights, easements, and minor irregularities in title which do not materially (x) interfere with the occupation of Borrower and the use and enjoyment by Borrower and of such assets in the normal course of Borrower's business as presently conducted or (y) impair the value thereof for such business;

                  (g) With respect to the Tenant Improvements, no work of any kind has been or will be commenced or performed on or about the Improved Premises, no equipment or material has been or will be delivered to or upon the Improved Premises for any purpose whatsoever, and no contract (or memorandum or affidavit thereof) for the supplying of labor, materials, or services for the design or construction of the Tenant Improvements, nor any affidavit or notice of commencement of construction of the Tenant Improvements, has been or will be executed or recorded, which could cause a mechanic's or materialman's lien or similar lien to have an inception so as to achieve priority over the mortgage or the rights of Lender thereunder;

                  (h) The plans and specifications do and the Tenant Improvements when constructed will comply with all Requirements of Law, including, without limitation, those regarding access and facilities for handicapped or disabled persons;

                  (i) To the best of Borrower's knowledge, the construction schedule for the Project is realistic and the Conversion Date is a reasonable estimate of the time required to complete the Project;

                  (j) Borrower has filed all tax returns required to be filed and has paid all taxes shown thereon to be due, including interest and penalties, or due pursuant to any assessment received by Borrower, except such taxes, if any, under contest in good faith and for which adequate reserves have been provided. The charges, accruals and reserves on the books of Borrower for any taxes or other governmental charges are, in the opinion of Borrower, adequate. Borrower has paid all franchise and other taxes which are now due;

                  (k) To the best of Borrower's knowledge and belief, no Reportable Event has occurred with respect to any Plan. Borrower has not incurred any material accumulated unfunded deficiency within the meaning of ERISA, nor has Borrower incurred any material liability to the Pension Benefit Guaranties Corporation established under ERISA (or any successor thereto under ERISA) in connection with any Plan;

                  (l) The principal place of business and chief executive office of Borrower and the place where Borrower keeps its books and records is the address of Borrower set forth in Section 9.7 of this Agreement;

                  (m) Borrower is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

                  (n) Borrower is not engaged principally, or as one of its important activities, in the business of extending or obtaining credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations U or X of the Board of Governors of the Federal Reserve

         System). No part of the proceeds of any extension of credit under this Agreement will be used to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock. No transaction contemplated by the Loan Documents is in violation of any regulations promulgated by the Board of Governors of the Federal Reserve System, including, without limitation, Regulations U and X;

                  (o) To the best of Borrower's knowledge, no information, exhibit, or report prepared by or at the direction or with the supervision of Borrower and furnished to Lender in connection with the negotiation and preparation of this Agreement or any Loan Document contains any material misstatements of fact or omits a material fact necessary to make the statements contained therein not misleading as of the date made or deemed made. To the best of Borrower's knowledge, there is no fact which Borrower has failed to disclose to Lender in writing which materially affects adversely or, so far as Borrower can now foresee, will materially affect adversely the business, prospects, profits, or condition (financial or otherwise) of Borrower or the ability of Borrower to perform this Agreement;

                  (p) Borrower is now and, believes that after giving effect to initial advances to be made hereunder, at all times will be, solvent and will be adequately capitalized to pay its debts as they become due;

                  (q) To the best of Borrowers knowledge, as of the date hereof, no event has occurred and no condition exists which would, upon the execution and delivery of this Agreement or Borrower's performance hereunder, constitute a Default or an Event of Default;

                  (r) No approval or consent is required from any Person in connection with the execution and delivery by Borrower of this Agreement and the other documents and agreements required by Lender in connection with this Agreement, which has not been provided to Lender in connection with the delivery of this Agreement;

                  (s) Except in accordance with all Requirements of Law or the terms of a valid permit, license, certificate, or approval of the Governmental Authority, no Release of Hazardous Substances has been made by Borrower or any other Person, from, affecting, or related to any of the Property;

                  (t) No Environmental Complaint with respect to the Property has been received by Borrower or any other Person;

                  (u) Either the Authorization Letter or the M.D. Anderson Lease (as applicable) is in full force and effect and no Person is in default in its obligation thereunder;

                  (v) Each Ground Lease is in full force and effect and no Person is in default of its obligation thereunder;

                  (w) No Event of Default has occurred and is continuing under and as defined in the Riverway Construction Loan Agreement; and

                  (x) Each request for advance under the Notes by Borrower to Lender pursuant to this Agreement or any of the other Loan Documents constitutes (i) an automatic representation and warranty by Borrower to Lender that there does not then exist any Default or Event of Default and (ii) a reaffirmation as of the date of said request that all of the representations and warranties of Borrower contained in this Agreement and the other Loan Documents are true in all material respects except for any changes in the nature of Borrower's business or operations that would render the information contained in any exhibit attached hereto either inaccurate or incomplete, so long as Lender has consented to such changes in writing or such changes are expressly permitted by this Agreement.

                        SECTION 5 - AFFIRMATIVE COVENANTS

         5.1 Covenants of Borrower. In addition to the covenants and agreements of Borrower made elsewhere in this Agreement, Borrower covenants and agrees, unless Lender shall otherwise consent in writing, that Borrower shall:

                  (a) Do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights, and franchises; and at all times maintain, preserve and protect its assets used or useful in the conduct of its business, keep the same in good repair, working order and condition, and make, or cause to be made, all needful or proper repairs, replacements and improvements thereto so that Borrower's business may be properly and advantageously conducted at all times;

                  (b) (i) Comply with all applicable statutes, government regulations, and other Requirements of Law; (ii) remain licensed with all applicable state and federal regulatory and other agencies; (iii) pay and discharge promptly all taxes, assessments and governmental charges or levies imposed on it, the collateral described in any Security Instrument or any part thereof, its income and profits, and any of its property, real, personal or mixed, or any part thereof, before the same shall be in default; and (iv) pay all lawful claims for labor, materials, supplies, or other claims, which, if unpaid, might become a valid lien or charge upon such property or any part thereof;

                  (c) Promptly furnish to Lender such information regarding the business affairs, financial condition, assets, liabilities, operations, and transactions of Borrower as Lender may reasonably request, and, without limiting the foregoing, furnish to Lender the following:

                           (i) As soon as available, and in any event within 45
                  days from the end of each fiscal quarter of Borrower, a financial statement, on a Form acceptable to Lender, signed by an Authorized Officer of Borrower, showing the financial condition of Borrower, on a consolidated and consolidating basis, at the end of such fiscal quarter and the results of operations during such fiscal quarter and on a year to date basis, which financial statement shall include, but shall not be limited to, a balance sheet, income statement, and such other matters as Lender may reasonably request;

                           (ii) As soon as available, and in any event within 45
                  days from the end of each fiscal quarter of Borrower, a Compliance Certificate for such fiscal quarter, signed and certified by an Authorized Officer of Borrower;

                           (iii) As soon as available, and in any event within
                  90 days from the end of Borrower's fiscal year, an audited financial statement, prepared in a manner acceptable to Lender, showing the financial condition of Borrower at the close of its fiscal year on a consolidated and consolidating basis and the results of its operations during such fiscal year, which financial statement shall be materially complete and correct and shall include, but shall not be limited to, an income statement, a balance sheet, and such other matters as Lender may request;

                           (iv) If requested by Lender, not less than 30 days
                  before the commencement of each fiscal year of Borrower, a budget for that fiscal year for Borrower's operations, prepared on a form and in detail satisfactory to Lender; and

                           (v) Within 30 days after the filing thereof, copies
                  of Borrower's and Guarantor's signed federal income tax returns and all requests for the extension of time to the filing thereof.

                  (d) Promptly cure any defects in the execution and delivery of the Loan Documents and immediately execute and deliver to Lender all such other and further instruments as may be reasonably required by Lender from time to time in order to satisfy or comply with the covenants and agreements of Borrower made in this Agreement;

                  (e) Promptly reimburse Lender upon request for all reasonable amounts expended, advanced, or incurred by Lender as are reasonably necessary (i) to satisfy any obligation of Borrower under this Agreement, (ii) to protect the assets or business of Borrower, (iii) to collect the Notes, or any other amounts advanced under this Agreement or otherwise on behalf of Borrower, or (iv) to enforce the rights of Lender under the Loan Documents, which amounts will include, without limitation, all reasonable court costs, attorneys' fees, and fees of auditors, accountants, and investigators incurred by Lender in connection with any such matters, together with interest at the Maximum Rate on each such amount from 30 days after the date of notification to Borrower that the same was expended, advanced or incurred by Lender until the date it is repaid to Lender;

                  (f) Without in any way limiting any term or provision of the Leasehold Deed of Trust and the Second Lien Leasehold Deed of Trust, continue to maintain insurance as required by Lender against such liabilities, casualties, risks, and contingencies in such types and amounts as is normal and customary for carrying on Borrower's business (including, without limitation, casualty, workmen's compensation, and business interruption insurance). As applicable, Lender shall be the named loss payee on all such insurance. On the date hereof, at the close of Borrower's fiscal year, and at any other time Lender may request, Borrower will furnish Lender a summary of such insurance and, if requested, will furnish Lender copies of the applicable policies. The proceeds of any such policies insuring physical loss or damage shall be used by Borrower either to repair the damaged property, replace lost property, or prepay the outstanding balances of the Notes (such payment to be applied in reverse order of maturities);

                  (g) Prosecute the construction of the Tenant Improvements with diligence and continuity, in a good and workmanlike manner, and in accordance with sound building and engineering practices, all applicable laws and governmental requirements, the Loan Documents, and the plans and specifications. Borrower shall complete construction of the Tenant Improvements, and shall obtain a permanent unconditional certificate of occupancy and all other permits, licenses, and approvals for the occupancy, use and operation of the Tenant Improvements from all applicable governmental authorities on or before the Conversion Date, free and clear of all liens except for the liens granted in the Loan Documents and the liens listed in Exhibit "B" to the Leasehold Deed of Trust. With or without the request of Lender (which request by Lender may be given at any time during or after the construction of the Tenant Improvements), Borrower shall correct promptly (i) any material defect in the Tenant Improvements, or (ii) any material departure from law or governmental requirements;

                  (h) Cause all materials supplied for, or intended to be utilized in the construction of the Tenant Improvements, but not yet affixed to or incorporated into the Tenant Improvements on the Land, to be stored on the Land with adequate safeguards as required by Lender to prevent loss, theft, damage or commingling with other materials or projects;

                  (i) Allow Lender (and its third party inspectors) to enter upon the Improved Premises to inspect the Improved Premises, the Property and any materials at any reasonable time with at least 24 hours prior notice (provided that no such notice shall be required during the continuance of an Event of Default). Within 24 hours after a request is made therefor, Borrower will furnish to Lender at any time for inspection and copying all plans and specifications, shop drawings, specifications, books and records, and other documents and information required by Lender;

                  (j) Maintain at least $3,000,000.00 in Unencumbered Liquidity, as reflected on its balance sheet, at all times prior to the date Tenant takes possession of its leased premises, and begins paying rent, under and as provided for in the M.D. Anderson Lease;

                  (k) Furnish to Lender (i) as soon as possible, and in any event within 30 days after Borrower or a duly appointed administrator of a Plan knows or has reason to know that any Reportable Event with respect to any Plan has occurred, a statement of the chief financial officer of Borrower setting forth details as to such Reportable Event and the action which Borrower proposes to take with respect thereto, together with a copy of the notice of such Reportable Event given to the Pension Benefit Guaranty Corporation or a statement that said notice will be filed with the annual report to the United States Department of Labor with respect to such Plan, if such filing has been authorized, and (ii) promptly after receipt thereof, a copy of any notice Borrower may receive from the United States Department of Labor, the Internal Revenue Service or the Pension Benefit Guaranty Corporation with respect to any Reportable Event; and

                  (l) In addition to, and without in any way limiting, the other requirements in this Agreement, provide certain notices to Lender, deliver to Lender, promptly upon any officer of Borrower having knowledge of the occurrence of any of the following events or circumstances, a written statement with respect thereto, signed by the chief financial officer of Borrower, or other authorized representative of Borrower designated from time to time pursuant to written designation by Borrower delivered to Lender, advising Lender of the occurrence of such event or circumstance and the steps, if any, being taken by Borrower or any Guarantor with respect thereto:

                           (i) any Default or Event of Default;

                           (ii) any litigation or proceeding involving Borrower
                  or any Guarantor as a defendant or in which any Property of Borrower or any Guarantor is subject, directly or indirectly, to a claim, and the amount in controversy is in excess of $250,000.00;

                           (iii) any Reportable Event or imminently expected
                  Reportable Event with respect to any Plan;

                           (iv) any change in the tax-exempt status of Borrower;
                  and

                           (v) any other event or occasion which could
                  reasonably be expected to cause a Material Adverse Change.

                         SECTION 6 - NEGATIVE COVENANTS

         6.1 Negative Covenants of Borrower. So long as Borrower may borrow additional advances hereunder and in accordance with the terms and provisions of this Agreement and until payment in full of the Notes and performance of all other Obligations of Borrower hereunder, Borrower covenants and agrees, unless Lender shall otherwise consent in writing, that Borrower will not, either directly or indirectly:

                  (a) (i) Create, incur, or assume any mortgage, pledge, security interest, lien, or encumbrance on any of their respective assets (now owned or hereafter acquired), except as specifically disclosed in the Financial Statements, (ii) acquire or agree to acquire assets under any conditional sale agreement or title retention contract, or (iii) sell and leaseback any assets, except that the foregoing restrictions shall not apply to:

                           (1) liens for taxes, assessments and other
                  governmental charges not yet due;

                           (2) liens of vendors, carriers, warehousemen.
                  landlords, mechanics, laborers, and materialmen arising by law in the ordinary course of business for sums not yet due or being contested in good faith if reserve shall have been made therefor as required by GAAP;

                           (3) pledges or deposits in connection with or to
                  secure worker's compensation, unemployment insurance, pensions or other employee benefits;

                           (4) mortgages, vendor and other pledges, security
                  interests, liens, encumbrances, landlord's liens, or title retention contracts existing as of the date of this Agreement and disclosed to and approved by Lender in writing before the date hereof;

                           (5) liens and security interests against assets and
                  property of Borrower which is not now or hereafter securing the payment of any Note;

                           (6) liens and/or security interests required by this
                  Agreement;

                           (7) landlord's liens consented to by Lender;

                  (b) Permit cessation of work in connection with the construction of the Tenant Improvements for a period in excess of ten
         (10) days (whether or not consecutive), except for Excusable Delays;

                  (c) Sell, lease, transfer, convey, or otherwise dispose (except in the ordinary course of business) of all or any of its assets covered by and described in the Security Instruments;

                  (d) Change the general character of business as conducted as of the date hereof or engage in any type of business not reasonably related to its business as presently and normally conducted or is a normal and logical extension thereof;

                  (e) Materially change accounting practices, methods, or standards or the reporting format for any information furnished Lender under the terms and provisions of this Agreement, which accounting practices shall conform with GAAP throughout the term of this Agreement;

                  (f) Permit the proceeds of the Notes to be used for any purpose other than the purpose set forth in Section 3.1 of this Agreement;

                  (g) Enter into any transaction which materially and adversely affects or may materially and adversely affect any of the collateral securing the Obligations or Borrower's ability to repay the Obligations;

                  (h) Own, purchase, or acquire (or enter into any contract to purchase or acquire) any "margin security" as defined by any regulation of the Federal Reserve Board as now in effect or as the same may hereafter be in effect unless, prior to any such purchase or acquisition or entering into any such contract, Lender shall have received an opinion of counsel satisfactory to the effect that such purchase or acquisition will not cause this Agreement to violate Regulations U or X or any other regulation of the Federal Reserve Board then in effect;

                  (i) Except for the service contract with Tenant which has been approved in writing by Lender, enter into any management, leasing, maintenance, service, or other contract pertaining to the Property that is not unconditionally terminable by Borrower or any successor owner without penalty or payment on not more than thirty (30) days notice to the other party thereunder; and

                  (j) Use, or knowingly permit any Contractor or subcontractor to use, any portion of the proceeds of any advance to pay the wages of employees unless a portion of the proceeds or other funds are also used to make timely payment to or deposit with the United States all amounts of tax required to be deducted and withheld with respect to such wages under the Internal Revenue Code, and to make timely payment to or deposit with any local and/or state governmental authority or agency having jurisdiction all amounts of tax required to be deducted and withheld with respect to such wages under any applicable local and/or state laws.

                          SECTION 7 - EVENTS OF DEFAULT

         7.1 Events of Default. Each of the following shall constitute an Event of Default under this Agreement:

                  (a) The failure to pay any fee or any payment under this Agreement, the Notes, any of the other payment Obligations, or any of the other Loan Documents within 10 days after written notice thereof is provided by Lender to Borrower;

                  (b) A default or event of default by Borrower in the due observance or performance of any of its obligations under this Agreement and the other Loan Documents and such failure is not fully cured within

         30 days after written notice thereof is provided by Lender to Borrower; provided that such notice and cure period shall not be required for any monetary Event of Default described in subsection (a) or for any other Event of Default specifically enumerated in any other subsection of this Section 7.1, the occurrence of any such event shall in and of itself constitute an Event of Default;

                  (c) The failure of Borrower to fully and completely satisfy the terms and conditions listed in Section 2.3 on or before the Conversion Date;

                  (d) The failure of Borrower to comply with the requirements of
         Section 3.11 or Section 5.1(j);

                  (e) Any representation or warranty made by Borrower in any of the Loan Documents proves to have been untrue in any material respect or any representation, statement (including Financial Statements), certificate or data furnished or made to the Lender as an inducement for Lender agreeing to enter in to this Agreement, or in accordance with the terms of this Agreement, proves to have been untrue in any material respect as of the date the facts therein set forth were stated or certified;

                  (f) Cessation of the construction of the Tenant Improvements continues for more than ten (10) days (whether or not consecutive), except for Excusable Delays;

                  (g) The termination, cancellation, or expiration of any Ground Lease, or any default by a Person in the performance of its obligations under a Ground Lease which is not fully cured within any applicable grace or cure period;

                  (h) The termination, cancellation, or expiration of the Authorization Letter prior to the execution and delivery of the M.D. Anderson Lease or the termination, cancellation, or expiration of the M.D. Anderson Lease at any time after its execution, or any default by a Person in the performance of its obligations under the Authorization Letter or the M.D. Anderson Lease which is not fully cured within any applicable grace or cure period;

                  (i) The occurrence of an Event of Default under and as defined in the Riverway Construction Loan Agreement;

                  (j) Construction of the Tenant Improvements, or any materials for which an advance has been requested, fails to materially comply with the plans and specifications, the Loan Documents, or any laws or governmental requirements and such failure is not fully cured within 30 days after Borrower first becomes aware of its existence (whether by notice from Lender or otherwise);

                  (k) Construction of the Tenant Improvements is abandoned, or Borrower fails to complete construction of the Tenant Improvements (and obtain all applicable permits, licenses, and approvals) in accordance with this Agreement on or before the Conversion Date;

                  (l) Any required permit, license, certificate or approval with respect to the Improved Premises lapses or ceases to be in full force and effect and such circumstance is not fully cured within 30 days after Borrower first becomes aware of its existence (whether by notice from Lender or otherwise);

                  (m) Additional Equity is not deposited with Lender in accordance with Section 3.5;

                  (n) Construction is enjoined or Borrower or Lender is enjoined or prohibited from performing the Loan Documents for a period of thirty
         (30) days or more (whether or not consecutive);

                  (o) A default by Borrower (as principal or guarantor or other surety) in the payment or performance of any bond, contract, debenture, note, or other evidence of indebtedness owing by Borrower to any supplier of equipment or utilities to the Property or to any other holder of Debt secured by or relating to the Property, and such default shall remain unremedied for in excess of the period of grace, if any, with respect thereto;

                  (p) Borrower shall (i) apply for or consent to the appointment of a receiver, trustee or liquidator of it or all or a substantial part of its assets, (ii) file a voluntary petition commencing a bankruptcy or other insolvency proceeding, (iii) make a general assignment for the benefit of creditors, (iv) be unable, or admit in writing its inability, to pay its debts generally as they become due, or (v) file an answer admitting the material allegations of a petition filed against it in a bankruptcy or other insolvency proceeding;

                  (q) An order, judgment, or decree shall be entered against Borrower by any court of competent jurisdiction or by any other duly authorized authority, on the petition of a creditor or otherwise, granting relief in a bankruptcy or other insolvency proceeding or approving a petition seeking reorganization or an arrangement of its debts or appointing a receiver, trustee, conservator, custodian or liquidator of it or all or any substantial part of its assets and such order, judgment or decree shall not be dismissed or stayed within 90 days;

                  (r) The levy against any significant portion of the property of Borrower (including, without limitation, Borrower's leasehold interest in the Property) or any execution, garnishment, attachment, sequestration, or other writ or similar proceeding which is not permanently dismissed or discharged within 90 days after the levy;

                  (s) A final and non-appealable order, judgment or decree, which is uninsured in an amount in excess of $250,000.00, shall be entered against Borrower, and either such order, judgment or decree shall not be paid, dismissed, or stayed within 90 days or an abstract of judgment shall be filed in Harris County, Texas;

                  (t) Any Person shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Internal Revenue Code) involving any Plan; any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan for which an excise tax is due or would be due in the absence of a waiver; a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of the Lender, likely to result in the termination of such Plan for purposes of Title IV of ERISA; any Single Employer Plan shall terminate for purposes of Title IV of ERISA; the Borrower, or any Affiliate shall incur, or in the reasonable opinion of the Lender, be likely to incur any liability in connection with a withdrawal from, or the insolvency or reorganization of, a multi-employer plan; or any other event or condition shall occur or exist with respect to a Plan and the result of such events or conditions referred to in this subsection (j) could subject the Borrower, or any Affiliate to any tax (other than an excise tax under Section 4980 of the Internal Revenue Code), penalty or other liabilities which taken in the aggregate would have an adverse effect on Borrower and any such circumstance shall exist for in excess of 90 days;

                  (u) Cessation of a substantial part of the business of Borrower for a period which significantly affects Borrower's capacity to continue its particular business; or Borrower shall suffer the loss or revocation of any license or permit now held or hereafter acquired by Borrower which is necessary to continue the lawful operation of this particular business; or Borrower shall be enjoined, restrained, or in any way prevented by court, governmental, or administrative order from conducting all or any material part of its respective business affairs;

                  (v) Borrower or any Affiliate shall challenge or contest in any action, suit, or proceeding the validity or enforceability of this Agreement or any of the other Loan Documents, the legality or enforceability of any of the Obligations or the perfection or priority of any lien or security interests granted to Lender;

                  (w) Borrower or any Affiliate shall be criminally indicted or convicted under any law that could lead to a forfeiture of any material portion of the property of Borrower, any Affiliate, or any of the Guarantors;

                  (x) Borrower shall fail to comply in any material respect with any order, decree, ruling, or plan issued by the Environmental Protection Agency or any other Governmental Authority relating to the property of Borrower or otherwise, and which order, decree, ruling, or plan is not reversed or Borrower's obligations with respect thereto are not otherwise discharged within 90 days after the entry thereof;

                  (y) Borrower shall have (i) concealed, removed, or diverted, or permitted to be concealed, removed, or diverted, any part of its property, with intent to hinder, delay or defraud its creditors or any of them; (ii) made or suffered a transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law; or (iii) shall have suffered or permitted, while insolvent, any creditor to obtain a lien upon any of their respective property through legal proceedings or otherwise which is not vacated within 90 days from the date thereof; and

                  (z) The liens and/or security interests granted in any Security Instrument shall not constitute a first and prior lien and/or security interest upon the collateral described therein, except as otherwise disclosed to and agreed by Lender in writing, or as a result of the failure of Lender to file a continuation statement in a timely manner (provided that Borrower in any event shall provide all documents required by Lender to reinstate as a first security interest any such lapsed filing).

                     SECTION 8 - RIGHTS AND REMEDIES OF LENDER

         8.1 Remedies. Upon the occurrence of an Event of Default, Lender may, at its election, but without any obligation to do so, and without presentment, protest, notice of protest, any notice of intent to accelerate, notice of acceleration, or any other notice, declaration, or demand of any kind (which notices and demands are each specifically waived hereby by Borrower), do any one or more of the following:

                  (a) at Lender's option and without any notice of intent to accelerate, notice of acceleration, or other notice or demand, declare the entire principal amount of the Notes then outstanding and the interest accrued thereon immediately due and payable, and the said entire principal, interest and all other amounts owing thereunder shall thereupon become immediately due and payable without presentment, demand, protest, notice of protest or other notice of default or dishonor of any kind, all of which are hereby expressly waived by Borrower;

                  (b) terminate its commitment to lend and any obligation to disburse any Additional Equity hereunder;

                  (c) reduce any claim to judgment;

                  (d) exercise any and all rights and remedies afforded by this Agreement, the other Loan Documents, law, equity, or otherwise;

                  (e) set-off and apply, to the extent thereof and to the maximum extent permitted by law, any and all deposits, funds, or assets at any time held and any and all other indebtedness at any time owing by Lender to or for the credit or account of Borrower against any liability owing by Borrower to Lender; or

                  (f) in its own name or in the name of Borrower, enter into possession of the Property, perform all work necessary to complete the construction of the Tenant Improvements substantially in accordance with the plans and specifications (as modified as deemed necessary by Lender), Loan Documents, laws, and governmental requirements, and continue to employ any Contractors pursuant to the applicable contracts or otherwise.

         8.2 Attorney-in-Fact. Borrower hereby appoints Lender as the attorney-in-fact of Borrower, which power of attorney is irrevocable and coupled with an interest, with full power of substitution and in the name of Borrower, if Lender elects to do so, upon the occurrence of an Event of Default, to (without any obligation to do so):

                  (a) use such sums as are necessary, including any proceeds of the Construction Loan and any Additional Equity, make such changes or corrections in the plans and specifications and employ such architects, engineers, and Contractors as may be required for the purpose of completing the construction of the Tenant Improvements substantially in accordance with the plans and specifications (as modified as deemed necessary by Lender), Loan Documents, laws and governmental requirements, or as otherwise may be necessary or desirable for purposes of completing such construction;

                  (b) execute all applications and certificates in the name of Borrower which may be required for completion of construction of the Tenant Improvements;

                  (c) endorse the name of Borrower on any checks or drafts representing proceeds of any insurance policies, or other checks or instruments payable to Borrower with respect to the Property;

                  (d) do every act with respect to the construction of the Tenant Improvements which Borrower may do;

                  (e) prosecute or defend any action or proceeding incident to the Property;

                  (f) cure any default or event of default under a Ground Lease, the M.D. Anderson Lease, or the Riverway Construction Loan Agreement;

                  (g) request reimbursement from Tenant under the Authorization Letter be paid directly to Lender for application to the Real Estate Note, and in connection therewith, submit on behalf of Borrower all invoices as other items required by the Authorization Letter (with the understanding that Borrower shall remain obligated to perform all of its obligations and commitments under the Authorization Letter arising in connection with payment by Tenant thereunder);

                  (h) pay, settle, or compromise all bills and claims so as to clear title to the Property; and

                  (i) take over and use all or any part of the labor, materials, supplies and equipment contracted for, owned by, or under the control of Borrower, whether or not previously incorporated into the Tenant Improvements. Any amounts expended by Lender shall be a demand obligation owing by Borrower to Lender.

                            SECTION 9 - MISCELLANEOUS

         9.1 Other Loans. Borrower and Lender acknowledge and agree that in the future, Borrower may apply for and Lender may agree to fund additional loans to Borrower. Borrower and Lender agree that all existing and hereafter created loans and other advances from Lender, or any of its predecessors or successors in interest, to Borrower, whether or not such loans are particularly described in this Agreement, as may be amended from time to time, shall constitute Obligations for purposes of this Agreement and shall be subject to the terms, provisions, covenants, and agreements set forth in this Agreement.

        9.2 No Duty or Special Relationship. Borrower acknowledges that Lender has no duty to Borrower with respect to the loan transactions set forth in this Agreement except as expressly provided for in this Agreement and the other Loan Documents, and acknowledge that no fiduciary, trust, or other special relationship exists between Lender and Borrower.

        9.3 Other Remedies Not Required. Borrower may be required to pay the Notes in full without the assistance of any other party, or any collateral or security for the Notes. Lender shall not be required to mitigate damages, file suit, or take any action to foreclose, proceed against or exhaust any collateral or security in order to enforce payment of the Notes.

         9.4 NO CONTROL BY LENDER. BORROWER AGREES AND ACKNOWLEDGES THAT ALL
OF THE COVENANTS AND AGREEMENTS PROVIDED FOR AND MADE BY BORROWER IN THIS AGREEMENT AND IN THE OTHER LOAN DOCUMENTS ARE THE RESULT OF EXTENSIVE AND ARMS-LENGTH NEGOTIATIONS BETWEEN BORROWER AND LENDER. LENDER'S RIGHTS AND REMEDIES PROVIDED FOR IN THIS AGREEMENT AND IN THE OTHER LOAN DOCUMENTS ARE INTENDED TO PROVIDE LENDER WITH A RIGHT TO OVERSEE BORROWER'S ACTIVITIES AS THEY RELATE TO THE LOAN TRANSACTIONS PROVIDED FOR IN THIS AGREEMENT, WHICH RIGHT IS BASED ON LENDER'S VESTED INTEREST IN BORROWER'S ABILITY TO PAY THE NOTES AND PERFORM THE OTHER OBLIGATIONS. NONE OF THE COVENANTS OR OTHER PROVISIONS CONTAINED IN THIS AGREEMENT SHALL, OR SHALL BE DEEMED TO, GIVE LENDER THE RIGHT OR POWER TO EXERCISE CONTROL OVER, OR OTHERWISE IMPAIR, THE DAY-TO-DAY AFFAIRS, OPERATIONS, AND MANAGEMENT OF BORROWER; PROVIDED THAT IF LENDER BECOMES THE OWNER OF ANY STOCK OF ANY ENTITY, WHICH ENTITY OWNS AN INTEREST IN BORROWER, WHETHER THROUGH FORECLOSURE OR OTHERWISE, LENDER THEREAFTER SHALL BE ENTITLED TO EXERCISE SUCH LEGAL RIGHTS AS IT MAY HAVE BY BEING A SHAREHOLDER OF SUCH ENTITY.

        9.5 No Partnership. Nothing herein is intended, nor shall it be deemed or construed as, to create a partnership, joint venture, or common interest in profits or income between Borrower and Lender, or to make Lender in any way responsible for the debts or losses of Borrower or with respect to the collateral described in the Security Instruments. Borrower and Lender disclaim any sharing of liabilities, losses, costs or expenses.

        9.6 Representations and Warranties. All representations and warranties of Borrower herein, and all covenants and agreements made by Borrower herein made before the effective date of this Agreement, shall survive such date.

         9.7 Notice. All notices, demands, requests, and communications permitted or required under this Agreement shall be in writing, may be personally served or sent by telex (confirmed by telephone), telecopier (confirmed by telephone), U.S. mail or any express mail service, and shall be effective upon receipt, such receipt being deemed to occur 48 hours after its deposit in the U.S. mail, postage prepaid or 24 hours after its transmission by telex, telecopier or express mail service, as the case may be, addressed to the individuals and addresses indicated below:

                (a)    If to Borrower:

                       Introgen Therapeutics, Inc.
                       301 Congress Avenue, Suite 1850
                       Austin, Texas 78701
                       Attention:  Chief Financial Officer

                (b)    If to Lender:

                       Compass Bank
                       P.O. Box 9600
                       Austin, Texas 78766-9600
                       Attention:  Corey Gaskill

Any party may, by proper written notice to the other party, change the individuals or addresses to which such notices shall thereafter be sent.

        9.8 Assignment of Contracts and Plans. As additional security for the payment of the Construction Loan, Borrower hereby transfers and assigns to Lender, and grants a security interest in, all of Borrower's rights and interest, but not its liability, in, under, and to all construction, architectural, and design contracts to the extent same pertains to the Improved Premises, and the plans and specifications, and agrees that all of the same constitute a portion of the Mortgaged Property, as such term is defined in the Leasehold Deed of Trust and the Second Lien Leasehold Deed of Trust. Borrower represents and warrants that the copy of any contract furnished or to be furnished to Lender is and shall be a true and complete copy thereof, that the copies of the plans and specifications which may be delivered to Lender will be true and complete copies of the plans and specifications, that there have been no modifications thereof which are not fully set forth in the copies delivered, and that Borrower's interest therein is not subject to any claim, setoff, or encumbrance. Neither this assignment nor any action by Lender shall constitute an assumption by Lender of any obligation under any contract or with respect to the plans and specifications, and Borrower shall continue to be liable for all obligations of Borrower with respect thereto, Borrower hereby agreeing to perform all of its obligations under any contract. Lender shall have the right at any time (but shall have no obligation) to take in its name or in the name of Borrower such action Lender may determine necessary to cure any default under any contract or with respect to the plans and specifications or to protect the rights of Borrower or Lender with respect thereto. Lender shall incur no liability if any action so taken by it or on its behalf shall prove to be inadequate or invalid. Borrower indemnifies and holds Lender harmless against and from any loss, cost, liability or expense (including, but not limited to, attorneys' fees and expenses) incurred in connection with Borrower's failure to perform such contracts or any action taken by Lender. Lender may use the plans and specifications for any purpose relating to the Tenant Improvements. Borrower irrevocably constitutes and appoints Lender as Borrower's attorney-in-fact, which power of attorney shall be irrevocable and coupled with an interest, in Borrower's name or in Lender's name to enforce all rights of Borrower under any contract or with respect to the plans and specifications.

         9.9 Binding Effect. All covenants and agreements of Borrower under this Agreement shall bind the respective successors and assigns of Borrower and shall inure to the benefit of Lender and its successors and assigns. The rights of Borrower under this Agreement are not assignable.

         9.10 Inconsistencies and Conflicts. To the extent any irreconcilable conflicts or inconsistencies exist between the terms of this Agreement and any of the other Loan Documents, the terms of this Agreement shall govern and control.

         9.11 Renewal of Indebtedness. All provisions of this Agreement relating to the Notes shall apply with equal force and effect to each and all promissory notes hereafter executed which in whole or in part represent a renewal, extension or rearrangement of any part of the indebtedness originally represented by the Notes, or either of them, provided that nothing herein shall constitute a commitment or offer by Lender to such a renewal, extension or rearrangement.

         9.12 No Waiver. No course of dealing on the part of Lender, its officers or employees, nor any failure or delay by Lender with respect to exercising any of its rights, remedies, powers or privileges under the Loan Documents shall operate as a waiver thereof. No indulgence by Lender, or waiver of compliance with any of the terms, covenants, or provisions of the Loan Documents, shall be construed as a waiver of Lender's right to subsequently require strict performance by Borrower and any other Person of the Loan Documents. The rights and remedies of Lender under the Loan Documents shall be cumulative and the exercise or partial exercise of any such rights or remedies shall not preclude the exercise of any other rights or remedies.

         9.13 APPLICABLE LAW. EXCEPT AS OTHERWISE PROVIDED IN THE LOAN DOCUMENTS, THE LOAN DOCUMENTS SHALL BE DEEMED TO BE CONTRACTS MADE UNDER, AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY, THE LAWS OF THE STATE OF TEXAS AND THE LAWS OF THE UNITED STATES OF AMERICA APPLICABLE TO TRANSACTIONS WITHIN THE STATE OF TEXAS.

         9.14 Amendment. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

         9.15 Future Advances. No advance under the Notes shall constitute a waiver of any of the conditions of Lender's obligation to make further advances nor, in the event Borrower is unable to satisfy any such condition, shall any such waiver have the effect of precluding Lender from thereafter declaring such inability to be a Default.

         9.16 Severability. In the event any provision contained in any of the Loan Documents shall, for any reason, be held invalid, illegal or unenforceable in any respect, such provision shall be severed from the applicable Loan Document, and such invalidity, illegality or unenforceability shall not affect any other provision of the applicable Loan Document.

         9.17 Lender's Discretion. All matters hereunder that require Lender's discretion, (including, without limitation, whether Borrower has satisfied any condition precedent), Lender shall use its sole and reasonable discretion, except as otherwise provided for herein. Further, Lender may in its sole discretion waive any of its rights with respect to a particular Event of Default.

         9.18 Entire Agreement. This Agreement and the documents referred to herein embody the entire agreement with respect to the respective rights, obligations, and liabilities of the Parties and supersedes all prior agreements and understandings, if any, relating to the subject matter hereof. THIS AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

         9.19 Counterparts. This Agreement may be executed in two or more counterparts, and it shall not be necessary that any one counterparts be executed by all of the parties hereto. Each fully or partially executed counterpart shall be deemed an original, but all such counterparts taken together shall constitute but one and the same instrument.

         9.20 Controlling Agreement. Borrower and Lender intend to conform strictly to the applicable usury laws. All agreements between Lender and Borrower (or any other party liable with respect to any indebtedness under this Agreement and the other Loan Documents) are hereby limited by the provisions of this Section which shall override and control all such agreements, whether now existing or hereafter arising and whether written or oral. In no way, nor in any event or contingency (including but not limited to prepayment, default, demand for payment, or acceleration of the maturity of any obligation), shall the interest contracted for, charged, or received under the

Notes or otherwise exceed the Maximum Rate. If, from any possible construction of any document, interest would otherwise be payable to Lender in excess of the Maximum Rate, any such construction shall be subject to the provisions of this section and such document shall be automatically reformed and the interest payable to Lender shall be automatically reduced to the Maximum Rate, without the necessity of execution of any amendment or new document. If Lender shall ever receive anything of value which is characterized as interest under applicable law and which would apart from this provision be in excess of the Maximum Rate, an amount equal to the amount which would have been excessive interest shall at the option of Lender, be refunded to Borrower or applied to the reduction of the principal amount owing hereunder in the inverse order of its maturity and not to the payment of interest. The right to accelerate maturity of the Notes or any other indebtedness does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and Lender does not intend to charge or receive any unearned interest in the event of acceleration. All interest paid or agreed to be paid to Lender shall, to the extend permitted by applicable law, be amortized, prorated, allocated and spread throughout the full stated term (including any renewal or extension) of such indebtedness so that the amount or interest on account of such indebtedness does not exceed the Maximum Rate.

         9.21 Business Loans. Borrower warrants and represents to Lender, and to all other holders of any debt evidenced by the Notes, that the loan evidenced by the Notes are and shall be for business, commercial, investment or other similar purpose and not primarily for personal, family, household or agricultural use.




                           [INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.


                                    INTROGEN THERAPEUTICS, INC.


                                    By: /s/ JAMES W. ALBRECHT, JR.
                                        ----------------------------------------
                                        James W. Albrecht, Jr.,
                                        Vice President and Chief
                                        Financial Officer

                                                                        BORROWER



                                    COMPASS BANK


                                    By: /s/ BRIAN J. ANDERSON
                                        ----------------------------------------
                                        Brian J. Anderson, Senior Vice President

                                                                          LENDER

                                   EXHIBIT "A"

                                  DRAW REQUEST

         Reference is here made to that certain Construction Loan Agreement (the "Loan Agreement") dated July 24, 2000, wherein Compass Bank ("Lender") has agreed to lend to Introgen Therapeutics, Inc. ("Borrower") up to the aggregate sum indicated in item (a) below (Where the context permits, terms used herein are as defined in the Loan Agreement).

         Borrower hereby makes a request for advance to Lender, in accordance with the terms and provisions of the Construction Loan Agreement, in the amount indicated in item 1(d) below pursuant to the Construction Loan Agreement. In connection therewith, before me, the undersigned authority, on this day personally appeared Borrower, who, being by me first duly sworn, certifies as follows:

         1. The summary of advances to date is as follows:

            a.      Committed Sum                           $3,500,000.00(1)

            b.      Advances to Date                        $
                                                             ---------------
            c.      Remaining Committed Sum                 $
                                                             ---------------
            d.      This Request for Advance                $
                                                             ---------------

         2. The amount of this request for advance includes payments due for services actually acquired and delivered to the Project in connection with construction of the Tenant Improvements pursuant to the Loan Agreement and is for the following items in the Budget (all items should be supported by copies of billing statements, vouchers, invoices, affidavits, releases, waivers and other documents Lender may reasonably request from the parties named therein):

                    Item                          Amount Requested
                    ----                          ----------------

               ---------------                -------------------------

               ---------------                -------------------------

               ---------------                -------------------------

         3. This request for advance is within the Budget under the Loan Agreement, and, in the opinion of the undersigned, the unadvanced portion of the Budget for all


----------

(1) Not to exceed the Maximum Authorized Amount Prior to Delivery of the M.D. Anderson Lease.

items is sufficient to complete the Tenant Improvements pursuant to the plans and specifications and other expenses in connection therewith.

         4. I represent the Borrower and I am duly authorized to make this affidavit and to execute and deliver the related request for payment.

         5. All reports, statements, and other documentation heretofore or herewith delivered by or on behalf of Borrower to Lender are substantially true and correct and in all material respects what they purport and appear to be.

         6. Attached is a summary of this Request for Advance, and if an advance for hard costs is requested, also attached are AIA Document G-702 and G-703 (1992 Edition) forms executed by Borrower, all completed for the above amount and period, together with all supporting documentation required by Lender's Loan Agreement with Borrower for the Project, all of which are true and correct and in all respects what they purport and appear to be.

         7. The Borrower has not been served with any written notice that a lien will be claimed for any amount unpaid for materials delivered, labor performed, or services provided in connection with the properties, or any part thereof, and, to the Borrower's knowledge, no valid basis exists for the filing of any mechanic's or materialman's liens or claims with respect to all or any part of the properties.

         8. I understand that this affidavit is made for the purpose of inducing Lender to advance funds to Borrower and for Borrower to make payments of such funds as appropriate under the loan documents and that, in so lending funds or making payment, Lender and Borrower will rely upon the accuracy of matters stated in this affidavit.

         9. All representations and warranties contained in the Loan Agreement and the other Loan Documents are true and accurate in all material respects as of the date of this request for advance, except as follows (if any):

         10. An Event of Default or fact or condition which with notice, lapse of time, or both exists (or would result from the advance herein requested), except as follows (if any):

         11. No part of the Land has been taken by eminent domain proceedings, and Borrower has not received written notice of any proceedings or negotiations therefor which are pending, except as follows (if any):

         12. All previously disbursed Construction Loan funds have been expended, or are being held in trust, for the sole purpose of paying Project costs included in the Budget and previously incurred by Borrower as set forth in previous request for advance; no part of said funds has been used for any other purpose.

         13. To the best of Borrower's knowledge, Borrower has previously or concurrently disclosed to Lender all matters known to Borrower that are required to be so disclosed under the Loan Documents.

         14. All conditions precedent to Borrower's right to receive the requested advance have been met in accordance with the terms of the Loan Documents, except as follows (if any):

         15. To the best of Borrower's knowledge, the amounts and percentages set forth in this request for advance (including the Advance Request for Work Completed summary and any AIA Document G-702 and G-703 submitted in connection herewith) are true and correct.

         16. Upon disbursement by Borrower of the funds advanced by Lender as requested in this request for advance, all costs heretofore incurred by Borrower in connection with the construction of the Tenant Improvements and which are due and payable will be fully paid and satisfied.

         17. To the extent required under the Loan Documents, all change orders to the Plans and specifications have been submitted to Lender and all change orders for which an advance is requested hereby have been consented to by Lender.

         18. All lien waivers or payment receipts required under the terms of the Loan Documents for this request for advance have been submitted to Lender.

         19. The construction of the Tenant Improvements is progressing in a satisfactory manner so as to assure completion thereof on or before the Conversion Date in accordance with the plans and specifications and the Loan Documents.

         20. Borrower agrees to notify Lender in writing immediately if the matters certified herein will not be true and correct as of the time of the requested advance, and the foregoing certifications shall be deemed made and ratified as of the time of the advance unless Borrower so notifies Lender in writing before that time.

         21. As of the date hereof, Borrower has no claims, causes of action, demands against Lender, or defenses or offsets to payment of the Construction Loan or any other amounts due under the Loan Documents.

         22. Borrower has undertaken all investigation necessary to make all of the foregoing statements.

         23. Lender's acceptance of this request for advance will in no way operate as a waiver by Lender of any term, condition, covenant, or agreement contained in the Loan Documents, or of Lender's right to enforce any term, condition, covenant or agreement therein.

              EXECUTED as of the date first above written.

                                            AFFIANT:


                                            ____________________________________


THE STATE OF TEXAS      )
                        )
COUNTY OF _______       )



         SUBSCRIBED AND SWORN BEFORE ME, on this ___ day of July, 2000, by
_______________________________.




                                            ____________________________________
                                            Notary Public, State of Texas


RECEIVED, REVIEWED, AND APPROVED (THIS DRAW REQUEST AND THE ACCOMPANYING DOCUMENTATION MAY BE SUBMITTED AS AN INVOICE FOR REIMBURSEMENT PURSUANT TO THE TERMS OF THE LETTER DATED JUNE 22, 2000, FROM BORROWER AND ALL SUPPLEMENTS, MODIFICATIONS, AND REPLACEMENTS THEREOF, WITHOUT DEDUCTION, SET_OFF, OR DECREASE BY THE UNDERSIGNED)

THE UNIVERSITY OF TEXAS
M.D. ANDERSON CANCER CENTER


By: __________________________

Name: ________________________

Title: _______________________

                                  EXHIBIT "B"

                       DOWN DATE WAIVER AND SUBORDINATION
                            OF MECHANIC'S LIEN CLAIMS

THE STATE OF TEXAS      )
                        )
COUNTY OF _______       )

         The undersigned is an original Contractor or subcontractor who has furnished labor and/or material ("Work") in the construction of improvements upon real property owned by Introgen Therapeutics, Inc. ("Owner") located at Suite 201 of the office building located at 2250 Holcombe Boulevard, in the City of Houston, Harris County, Texas, and described in Exhibit "A" which is attached hereto and incorporated herein by reference (the "Property").

         For work in connection with the Property, the undersigned:

o   received $ _______________ through _____________, ____  ("Prior Down Date"),
o   is owed $ _______________ through ____________, ____ ("Down Date"),

         The undersigned (a) through the Prior Down Date, and (b) additionally, upon receipt of the amount owed, through the Down Date:

         1. Has been paid in full for all sums owed for work concerning the Property;

         2. Acknowledges complete satisfaction of, and forever waives and releases, all claims of every kind against Owner or the Property, including but not limited to all liens and claims of liens, which the undersigned may have as a result of or in connection with the work;

         3. Has represented and warranted and does hereby represent and warrant that all persons or entities who have furnished labor and/or material to the undersigned in connection with the work have been paid all amounts they are owed; and

         4. Agrees unconditionally to indemnify Owner and hold Owner harmless against all liability, loss, cost or expense (including but not limited to attorneys' fees) now or hereafter incurred, paid or suffered by or asserted against Owner or the Property because of any claim or action by the undersigned, or by any person or entity claiming by, through or under the undersigned, with respect to the claims, liens and rights herein waived and released or arising out of any breach or untruth of any representation herein made.

         In consideration of its funding of loan proceeds to be used to pay for work furnished by the undersigned, the undersigned hereby agrees and acknowledges for the benefit of ____________ that all mechanic's liens or rights to the same now or hereafter owned or held by the undersigned are and shall be subordinate and inferior to the lien of the deed of trust held by Lender on the Property.

         The person signing this document represents that he or she is duly authorized to do so on behalf of the undersigned original Contractor or subcontractor.

                EXECUTED this ____ day of ________________, ____.



                                            ------------------------------------

                                            By:
                                                --------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------


THE STATE OF TEXAS      )
                        )
COUNTY OF _______       )


         SUBSCRIBED AND SWORN BEFORE ME, on this ____ day of _______________, by _______________________, ____________________ of and on behalf of
_______________________, a __________________ corporation.


                                            ------------------------------------
                                            Notary Public, State of Texas

                                   EXHIBIT "C"

                         FORM OF COMPLIANCE CERTIFICATE

         This Report dated as of ____________, 19__, is prepared pursuant to that certain Loan Agreement dated as of July 24, 2000 (the ("LOAN AGREEMENT") between Introgen Therapeutics, Inc., a Delaware corporation ("Borrower"), and Compass Bank ("LENDER"). Unless otherwise defined in this certificate, capitalized terms shall have the meaning given to them in the Loan Agreement.

        Borrower hereby certifies (a) that no Event of Default has occurred or is continuing, and (b) all of the representations and warranties made by Borrower in the Loan Agreement are true and correct in all material respects on the date of this certificate as if made on this date.

                I HEREBY CERTIFY THAT THE FOREGOING REPRESENTATIONS AND STATEMENTS ARE TRUE AND CORRECT AS OF THE DATE HEREOF.

                                            INTROGEN THERAPEUTICS, INC.,



                                            By:
                                                --------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------


                                       C-i